Exhibit 10.17

FIRST AMENDMENT TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This First Amendment to the Amended and Restated Employment Agreement (this “Amendment”), dated as of March 15, 2005 (the “Effective Date”) between Teleglobe Canada ULC (the “Company”) and Gerald Porter Strong (the “Executive”).

WHEREAS, the Parties entered into the Amended and Restated Employment Agreement dated as of March 26, 2004 (the “Agreement”); and

WHEREAS, the Parties now desire to amend the Agreement in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in connection with the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	The first paragraph of Section 10(c) of the Agreement is hereby deleted in its entirety and replaced with the following provision:

Termination Without Cause or for Good Reason. The Company may terminate Executive’s employment without Cause at any time without notice and the Executive may terminate his employment with Good Reason upon thirty (30) days prior written notice to the Company. If during the Term the Company terminates the Executive without Cause or the Executive terminates his employment with Good Reason (as defined below), the Executive shall receive (i) a lump sum payment equal to his Base Salary (subject to compliance with the provisions of Section 9 hereof), (ii) a pro rata portion of the bonus set forth in Section 4 for the year of termination based on the period of the fiscal year in which the Executive was employed prior to termination and the achievement of any applicable annual performance targets under the Bonus Program for the fiscal year in which the termination occurs (such bonus, if any, shall be paid to the Executive within thirty (30) days after the determination of the achievement of the applicable performance targets), (iii) expenses under Section 6 incurred to the date of termination but not yet reimbursed to the Executive (such expenses to include cost of repatriation of personal effects to either the United Kingdom or Spain, at the Executive’s option); and (iv) any tax equalization amount calculated under Section 5 hereof.

2.	Defined terms used herein and not otherwise defined shall have the meanings given them in the Agreement.

3.	This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which counterparts collectively shall constitute one and the same instrument.

4.	This Amendment may be executed by facsimile and the facsimile execution pages will be binding upon the executing Party to the same extent as the original executed pages. The executing Party shall provide originals of the facsimile execution pages for insertion into the Amendment in place of the facsimile page.

5.	Except as amended hereby, all of the terms and conditions of the Agreement are hereby ratified and confirmed, and shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed the Amendment as of the date first above written.

TELEGLOBE CANADA ULC		GERALD PORTER STRONG
Signature:	/s/ Pierre Duhamel	Signature:	/s/ Gerald Porter Strong
Pierre Duhamel
Executive Vice President and Chief Financial Officer

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment to the Employment Agreement (this “Amendment”), dated as of March 15, 2005 (the “Effective Date”) between Teleglobe International Holdings Ltd f/k/a Teleglobe Bermuda Holdings Ltd (the “Company”) and Gerald Porter Strong (the “Executive”).

WHEREAS, the Parties entered into the Employment Agreement dated as of March 26, 2004 (the “Agreement”); and

WHEREAS, the Parties now desire to amend the Agreement in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in connection with the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	The first paragraph of Section 6(c) of the Agreement is hereby deleted in its entirety and replaced with the following provision:

Termination Without Cause or for Good Reason. The Company may terminate Executive’s employment without Cause at any time without notice and the Executive may terminate his employment with Good Reason upon thirty (30) days prior written notice to the Company. If during the Term the Company terminates the Executive without Cause or the Executive terminates his employment with Good Reason (as defined below), the Executive shall receive (i) a lump sum payment equal to his Base Salary (subject to compliance with the provisions of Section 5 hereof) and (ii) any tax equalization amount calculated under Section 4 hereof.

2.	Defined terms used herein and not otherwise defined shall have the meanings given them in the Agreement.

3.	This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which counterparts collectively shall constitute one and the same instrument.

4.	This Amendment may be executed by facsimile and the facsimile execution pages will be binding upon the executing Party to the same extent as the original executed pages. The executing Party shall provide originals of the facsimile execution pages for insertion into the Amendment in place of the facsimile page.

5.	Except as amended hereby, all of the terms and conditions of the Agreement are hereby ratified and confirmed, and shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed the Amendment as of the date first above written.

TELEGLOBE INTERNATIONAL HOLDINGS LTD		GERALD PORTER STRONG
Signature:	/s/ Pierre Duhamel	Signature:	/s/ Gerald Porter Strong
Pierre Duhamel
Executive Vice President and Chief Financial Officer

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